UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                November 19, 2007
                                -----------------
                Date of Report (Date of earliest event reported)


                                PhotoMedex, Inc.
                                ----------------
             (Exact name of Registrant as specified in its charter)


       Delaware                     0-11635                 59-2058100
       --------                     -------                 ----------
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
    of incorporation)                                   Identification No.)


             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
                                 --------------
               Registrant's telephone number, including area code

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On November 19, 2007, Photomedex, Inc. ( "PhotoMedex") received written notification (the "Notice") from The Nasdaq Stock Market ("Nasdaq") that the bid price of its common stock for the last 30 consecutive trading days had closed below the minimum $1.00 per share (the "Minimum Price Requirement") required for continued listing under Nasdaq Marketplace Rule 4450(a)(5) (the "Rule"). Pursuant to Nasdaq Marketplace Rule 4450(e)(2), PhotoMedex has been provided an initial period of 180 calendar days, or until May 19, 2008, to regain compliance. The Notice states the Nasdaq staff (the "Staff") will provide written notification that PhotoMedex has achieved compliance with the Rule if at any time before May 19, 2008, the bid price of PhotoMedex's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, although the Notice also states that the Staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days, under certain circumstances.

If PhotoMedex does not regain compliance with the Rule by May 19, 2008, Nasdaq will provide notice to the Company that its securities will be delisted from the Nasdaq Global Market. If PhotoMedex receives such a letter, it will have an opportunity to appeal the determination to the Listing Qualification Panel or to apply to transfer its common stock to the Nasdaq Capital Market. If PhotoMedex's application to the Nasdaq Capital Market is approved, then the Company will have an additional 180 day compliance period in order to regain compliance with the Rule. If PhotoMedex does not regain compliance with the Rule by the end of the additional compliance period, the Staff will again provide written notice that PhotoMedex's securities will be delisted, and PhotoMedex may appeal the Staff's determination to the Listing Qualification Panel at such time.


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHOTOMEDEX, INC.


Dated: November 26, 2007                   By: /s/Jeffrey F. O'Donnell
                                              ----------------------------------
                                              Jeffrey F. O'Donnell
                                              Chief Executive Officer


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